                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, For Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                       ENVIRONMENTAL TECTONICS CORPORATION
              ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
     (5) Total fee paid:

      --------------------------------------------------------------------------
[  ]  Fee paid previously by written preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

      --------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------


     (3) Filing Party:

      --------------------------------------------------------------------------

     (4) Date Filed:

      --------------------------------------------------------------------------

                       ENVIRONMENTAL TECTONICS CORPORATION


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 April 24, 2003

          TO THE SHAREHOLDERS OF ENVIRONMENTAL TECTONICS CORPORATION:

         The Special Meeting of the Shareholders of Environmental Tectonics Corporation (the "Company") will be held at the executive offices of the Company, 125 James Way, County Line Industrial Park, Southampton, Pennsylvania on Thursday, April 24, 2003, at 10:00 a.m. (Eastern Time) for the following purposes:

         1. To consider and vote on a proposal to ratify, adopt and approve the issuance by the Company of shares of common stock in excess of 1,430,732, or 19.99% of the issued and outstanding shares of common stock of the Company on February 19, 2003, a portion of which will be at a price per share that is less than $6.05, which was the closing market price of the common stock on February 19, 2003 (the "Lenfest Issuance"). The shares of common stock are issuable upon conversion of a convertible note and upon exercise of warrants issued or to be issued by the Company to H.F. Lenfest.

         2. To transact such other business as may properly come before the Special Meeting.

         The Board of Directors has fixed the close of business on March 20, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement of the Special Meeting. A list of shareholders entitled to vote at the Special Meeting will be available for inspection by any shareholder at the Company's executive offices between Friday, March 28, 2003 and the date of the Special Meeting.

         After careful consideration, the Board of Directors has determined that the Lenfest Issuance is in the best interests of the Company's shareholders and has unanimously approved the Lenfest Issuance. The Board of Directors unanimously recommends that you approve the Lenfest Issuance. Four substantial shareholders have entered into a voting agreement in which they have agreed to vote shares controlled by them in favor of the Lenfest Issuance. As of the record date, these shareholders owned 53.3% of the shares entitled to vote at the Special Meeting.

         The accompanying proxy statement provides detailed information about the refinancing of the Company's indebtedness (the "Refinancing Transactions"), including the Lenfest Issuance.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN ORDER THAT YOUR SHARES MAY BE VOTED. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.


                                     By Order of the Board of Directors


                                     /s/ Ann M. Allen
                                     ANN M. ALLEN, Secretary

                       ENVIRONMENTAL TECTONICS CORPORATION
                                  125 James Way
                           County Line Industrial Park
                         Southampton, Pennsylvania 18966

                          -----------------------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 24, 2003

                         ------------------------------

         The Board of Directors of Environmental Tectonics Corporation, a Pennsylvania corporation (the "Company"), has approved the issuance by the Company of shares of common stock in excess of 1,430,732, or 19.99% of the issued and outstanding shares of common stock of the Company on February 19, 2003, a portion of which will be at a price per share that is less than $6.05, which was the closing market price of the common stock on February 19, 2003 (the "Lenfest Issuance"). The shares of common stock are issuable upon conversion of a convertible note and upon exercise of warrants issued or to be issued by the Company in connection with the refinancing of the Company's indebtedness (the "Refinancing Transactions") and more particularly in connection with senior subordinated convertible debt financing provided to the Company by H.F. Lenfest (the "Lenfest Financing").

         This proxy statement is being sent to the shareholders of the Company in connection with the solicitation of proxies by the Company's Board of Directors for use at a Special Meeting of the Company's shareholders to be held on Thursday, April 24, 2003, to consider and vote upon the Lenfest Issuance. After careful consideration, the Company's Board of Directors has determined that the Lenfest Issuance is in the best interests of the Company's shareholders and unanimously recommends that its shareholders vote in favor of the Lenfest Issuance.

         Pursuant to the Company's Bylaws and in accordance with Pennsylvania law, the affirmative vote of at least a majority of the votes cast at the Special Meeting is required to approve and adopt the Lenfest Issuance. Four of the Company's shareholders have entered into a stockholders voting agreement with H.F. Lenfest. In the voting agreement, these shareholders agreed, among other things, to vote shares of the Company's common stock controlled by them, in an amount equal to 53.3% of the shares entitled to vote at the Special Meeting, in favor of the Lenfest Issuance.

                                 ---------------

         All shares of the Company's common stock represented by properly executed proxies received prior to or at the Special Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, proxies will be voted "FOR" the approval and adoption of the Lenfest Issuance and at the discretion of the persons named in the proxy with respect to other matters as may properly come before the Special Meeting. A shareholder of the Company may revoke his, her or its proxy at any time prior to its use at the Special Meeting by delivering a signed notice of revocation or a later-dated and signed proxy to the Company's corporate secretary.

         No person has been authorized to give any information or make any representation other than those contained in this proxy statement, and, if given or made, such information or representation must not be relied upon as having been authorized. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this proxy statement shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company since the date hereof or that the information contained herein is correct as of any time subsequent to its date.

         The Company's Board of Directors does not know of any additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the covered shares of common stock on other business, if any may properly come before the Special Meeting.

         This proxy statement and the accompanying form of proxy are first being mailed to the Company's shareholders on or about March 31, 2003.

         The Refinancing Transactions have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the fairness or merits of the Refinancing Transactions or upon the accuracy of the information contained in this document. Any representation to the contrary is unlawful.

               The date of this proxy statement is March 31, 2003.

                                TABLE OF CONTENTS

                                                                          Page
QUESTIONS AND ANSWERS ABOUT THE REFINANCING TRANSACTIONS................    1
SUMMARY.................................................................    3
WHERE YOU CAN FIND MORE INFORMATION.....................................    5
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION.............    5
THE SPECIAL MEETING.....................................................    6
     General............................................................    6
     Voting and Revocation of Proxies...................................    6
     Voting Securities, Record Date and Required Vote...................    6
     Quorum and Adjournment.............................................    6
PROPOSAL - APPROVAL OF LENFEST ISSUANCE.................................    7
     Background.........................................................    7
     The Refinancing Transactions.......................................    8
     Effect Upon Existing Holders of Common Stock.......................    10
     American Stock Exchange Voting Requirements........................    10
     Stockholders Voting Agreement......................................    11
     Vote Required......................................................    11
     Recommendations of the Board of Directors; Reasons for
         the Authorization of the Lenfest Issuance......................    11
VOTING AGREEMENTS.......................................................    13
     General............................................................    13
     Voting and Proxies.................................................    13
     Prohibited Actions.................................................    13
BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK......................    14
SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING.......................    16
OTHER MATTERS...........................................................    16

            QUESTIONS AND ANSWERS ABOUT THE REFINANCING TRANSACTIONS

Why am I receiving this proxy statement and proxy card?

         You are receiving a proxy statement and proxy card because you own shares of common stock of the Company. This proxy statement describes the issues on which the Company would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

Why is the Board of Directors recommending approval of the Lenfest Issuance?

         After considering a number of factors, the Company's Board of Directors determined that the Refinancing Transactions, including the Lenfest Issuance, are advisable and in the best interests of the Company's shareholders. The Board of Directors therefore recommends that you vote "FOR" approval and adoption of the Lenfest Issuance.

What am I voting on?

         On February 19, 2003, the Company completed the Refinancing Transactions described in this proxy statement. In connection with the Refinancing Transactions, the Company issued to H.F. Lenfest securities convertible or exercisable into shares of common stock in excess of 19.99% of its issued and outstanding shares of common stock on that date. Prior to shareholder approval, Mr. Lenfest is not permitted to convert or exercise these securities into a number of shares of common stock in excess of 1,325,732 shares, which amount represents 1,430,732 shares or 19.99% of the issued and outstanding shares of common stock as of February 19, 2003, less 105,000 shares of common stock issuable to ETC Asset Management, LLC upon exercise in full of its new warrant. In accordance with terms of the Refinancing Transactions, the Company is required to obtain shareholder approval to satisfy its obligations under the Lenfest Issuance. You are being asked to consider and vote to approve the issuance of shares of common stock in excess of 19.99% of its issued and outstanding shares of common stock on February 19, 2003, a portion of which will be at a price per share that is less than $6.05, which was the closing market price per share of the common stock on February 19, 2003.

What vote is required to approve the Lenfest Issuance?

         In order to meet the Company's obligations to Mr. Lenfest, the Lenfest Issuance must be adopted and approved by a majority of the votes cast at the Special Meeting. In connection with the Lenfest Issuance, certain shareholders of the Company entered into a voting agreement pursuant to which they agreed to vote an aggregate of 53.3% of the outstanding shares of common stock in favor of the Lenfest Issuance. Accordingly, these shareholders have the ability to approve the Lenfest Issuance.

What happens if the shareholders do not approve the Lenfest Issuance?

         If the Lenfest Issuance is not approved by a vote of the shareholders, the exercise price of each of Lenfest's warrants will be reduced from the current exercise price, which is the lesser of $4.00 or two-thirds of the average daily high and low closing price of the common stock during the 25 day trading period immediately preceding the date of exercise (the "Market Price"), to the lesser of $2.00 or two-thirds of the Market Price.

How do I vote?

         After carefully reading and considering the information contained in this proxy statement, you may cast your vote in one of the following ways:

         o by completing the accompanying proxy card and returning it in the enclosed envelope; or
         o  by appearing and voting in person at the Special Meeting.

         If your shares are held in "street name," which means that your shares are held in the name of a bank, broker or other financial institution instead of in your own name, you must either direct the financial institution as to how to vote your shares or obtain a proxy from the financial institution to vote at the Special Meeting.

May I change my vote?

         After mailing in your proxy, you may change your vote by following any of these procedures. If you are a shareholder "of record," meaning that the shares you own are registered in your name as of March 20, 2003, then to revoke your proxy, you must do one of the following before the vote is taken at the Special Meeting:

         o send written notice revoking your proxy to the Company's corporate secretary at 123 James Way, County Line Industrial Park, Southampton, Pennsylvania 18966; or
         o  sign and return a proxy with a later date.

         If you are not a holder of record but you are a "beneficial holder," meaning that your shares are registered in another name (for example, in "street name"), you must follow the procedures required by the holder of record, which is usually a brokerage firm, bank or other financial institution, to revoke a proxy. You should contact the holder of record directly for more information on these procedures. In any event, you may not change your vote or revoke your proxy after the vote is taken at the Special Meeting.

How do I vote in person?

         If you plan to attend the Special Meeting and wish to vote in person, we will give you a ballot when you arrive. If your shares are held in "street name," you must bring an account statement or letter from the brokerage firm or bank showing that you were the beneficial owner of the shares on March 20, 2003, the record date for determining which of our shareholders are entitled to notice of, and to vote at, the Special Meeting, in order to vote at the Special Meeting. In addition, if you want to vote your shares that are held in street name, you must obtain a "legal proxy" from the holder of record and present it at the Special Meeting.

Who can answer my questions about the Refinancing Transactions?

         If you have additional questions about the Refinancing Transactions, you should contact Duane D. Deaner, the Company's Chief Financial Officer, at
(215) 355-9100.

                                     SUMMARY

         The following summary is intended only to highlight information contained in this proxy statement. This summary is not intended to be complete and is qualified in its entirety by the more detailed information contained in this proxy statement and the documents otherwise referred to in this proxy statement. You are urged to review this entire proxy statement carefully, including the documents otherwise referred to in this proxy statement.

         Refinancing Transactions (See page 7)

         On February 19, 2003, the Company completed the Refinancing Transactions with PNC Bank and H.F. Lenfest, pursuant to which the Company received new financing in the aggregate amount of $29,800,000. A portion of the proceeds from the Refinancing Transactions was used to satisfy the Company's existing obligations to Wachovia Bank, the Company's former lender, and to permit PNC to issue a letter of credit as credit support for the Company's outstanding revenue bonds. The remaining proceeds will be used for working capital purposes and general corporate purposes directly related to growth. In connection with the senior subordinated convertible debt financing provided by Lenfest (the "Lenfest Financing"), the Company issued to Lenfest a promissory note which is convertible into shares of common stock and warrants to purchase shares of common stock. The Company may also be required to issue additional warrants in the future if Lenfest elects to convert his convertible note into shares of common stock or if the Company grants any of the 568,368 available, but unissued stock options under its employee stock option plan. Upon full conversion of the promissory note and full exercise of the warrants, the Company will be obligated to issue to Lenfest shares of common stock in excess of 1,430,732 or 19.99% of its issued and outstanding shares of common stock on February 19, 2003 (the "Lenfest Issuance"). The conversion price of the convertible note is $6.05, which was the market price per share of the common stock as of February 19, 2003. The exercise price of Lenfest's warrants is equal to the lesser of $4.00 or two-thirds of the Market Price, which equals the average daily high and low closing price of the common stock during the 25 trading day period immediately preceding the date of exercise. If the Company's shareholders do not approve the Lenfest Issuance, then the exercise price of Lenfest's warrants will be adjusted to the lesser of $2.00 or two-thirds of the Market Price.

         The Special Meeting  (See page 6)

         At the Special Meeting, shareholders will consider and vote on the proposal to ratify, adopt and approve the Lenfest Issuance. The Special Meeting is scheduled to be held at 10:00 a.m. (Eastern Time), on Thursday, April 24, 2003, at the executive offices of the Company, 125 James Way, County Line Industrial Park, Southampton, Pennsylvania 18966.

         Record Date and Vote Required (See page 6)

         The record date for the Special Meeting is March 20, 2003, and only shareholders of record as of that date are entitled to vote at the Special Meeting. The Lenfest Issuance will be approved and adopted if a majority of the votes cast at the Special Meeting vote in favor of the Lenfest Issuance. William
F. Mitchell, Chairman and Chief Executive Officer of the Company, Pete L. Stephens, M.D., a director of the Company, Emerald Advisors, Inc. and ETC Asset Management, LLC ("EAM") have entered into a stockholders voting agreement with Lenfest agreeing, to vote all shares of common stock controlled by them, in an amount equal to approximately 53.3% of the shares entitled to vote at the Special Meeting, in favor of the Lenfest Issuance. Accordingly, these shareholders have the ability to approve the Lenfest Issuance.

         The Lenfest Financing (See page 7)

         The agreements entered into by the Company in connection with the Lenfest Financing are attached as exhibits to a Current Report on Form 8-K which the Company filed with the Commission on February 25, 2003. You may easily access this report at the internet website maintained by the Commission at http://www.sec.gov or through the Company's internet website at http//www.etcusa.com. Alternatively, you may request a free copy of this report from the Company by contacting Duane D. Deaner, the Company's Chief Financial Officer, at (215) 355-9100. Collectively, the documents attached to this report are the legal documents that govern the Company's and Lenfest's rights in connection with the Lenfest Financing. The Company encourages you to read each of these documents in its entirety.

         Recommendation of the Board of Directors of the Company (See page 11)

         The Company's Board of Directors has unanimously approved the Lenfest Financing and all other transactions entered into in connection therewith, including the Lenfest Issuance, and unanimously recommends that the shareholders of the Company vote "FOR" the approval of the Lenfest Issuance.

         Reasons for the Lenfest Financing (See page 11)

         In reaching its decision to approve the Lenfest Financing, the Company's Board of Directors considered a number of factors, including, among others:

         o the Wachovia credit facility was scheduled to expire on February 28, 2003 and Wachovia had not offered the Company the opportunity to extend the credit facility;

         o a short-term extension of the Wachovia credit facility would not meet the Company's long-term financial needs and would not have been made on terms more beneficial to the Company than the terms of the Refinancing Transactions;

         o after an intensive year long search by the Company, the Board of Directors believes that the terms of the Lenfest Financing are significantly better than the terms of any other proposed subordinated financing presented to and considered by the Company's Board of Directors during such time period;

         o the Company could not complete the Refinancing Transactions, including the Lenfest Financing, without completing the Lenfest Issuance; and

         o a conversion of the promissory note issued to Lenfest, in whole or in part, into shares of common stock rather than repayment of the promissory note by the Company would preserve the Company's cash for use in satisfying its working capital requirements, which is in the Company's best interest.

         Interests of Certain Persons in the Lenfest Financing (See page 10)

         In connection with the Lenfest Financing, EAM, a shareholder of the Company and a holder of a warrant to purchase 332,820 shares of common stock, agreed to waive certain rights set forth in its warrant in exchange for the issuance by the Company of an additional warrant to purchase 105,000 shares of common stock with terms similar to those contained in Lenfest's warrants.

         Voting Agreements  (See page 13)

         In connection with the Lenfest Financing, William F. Mitchell, Chairman and Chief Executive Officer of the Company, Pete L. Stephens, M.D., a director of the Company, Emerald Advisors, Inc., and EAM entered into a stockholders voting agreement with Lenfest on February 18, 2003. These shareholders agreed to vote all shares of common stock controlled by them in favor of the Lenfest Issuance. As of February 19, 2003 and the record date, these shareholders collectively had the right to vote an aggregate of 3,813,748 shares of the Company's common stock, which represents, as of such dates, approximately 53.3% of the total issued and outstanding shares of common stock entitled to vote at the Special Meeting.

         American Stock Exchange Voting Requirements (See page 10)

         On February 25, 2003, the Company filed an application with the American Stock Exchange to list 1,430,732 shares of common stock (which amount represents 19.99% of the issued and outstanding shares of common stock as of February 19, 2003). Section 713 of the Listing Standards, Policies and Requirements of the American Stock Exchange requires the Company to obtain shareholder approval prior to issuing shares of common stock representing more than 20% of its currently issued and outstanding shares of common stock at a price per share that is less than the greater of book or market value of its common stock. Upon shareholder approval, the Company intends to file an additional application with the American Stock Exchange to list the remaining shares issuable upon conversion of the promissory note issued to Lenfest and exercise of Lenfest's warrants.

         Shareholder Approval (See page 11)

         In the event the Lenfest Issuance is not approved by a vote of the shareholders, the exercise price of each Lenfest warrant will be reduced, from the current exercise price, which is the lesser of $4.00 or two-thirds of the Market Price, to the lesser of $2.00 or two-thirds of the Market Price.

                       WHERE YOU CAN FIND MORE INFORMATION

         The Company (File No. 1-10655) files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. The agreements and instruments documenting the Lenfest Financing are attached as exhibits to a Current Report on Form 8-K which the Company filed with the Commission on February 25, 2003. You may read and copy this report or any other reports, statements and other information filed by the Company at the Securities and Exchange Commission's public reference room, at 450 Fifth Street, N.W., Washington, D.C., as well as at public reference rooms in New York, New York, and Chicago, Illinois. Please call (800) SEC-0330 for further information on the public reference rooms. The Company's filings are also available to the public from commercial document retrieval services and at the internet web site maintained by the SEC at http://www.sec.gov, or can be accessed through the Company's web site at http://www.etcusa.com.

         You can also obtain any of these documents from the Company without charge, by requesting them in writing or by telephone from the Company by calling (215) 355-9100, or at the address set forth in the notice of the special meeting of the Company's shareholders.

         If you would like to request documents from the Company, please do so by April 7, 2003 to receive them before the Special Meeting.

         The Company has not authorized anyone to provide you with information that is different from, or in addition to, what is contained or referred to in this proxy statement. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

         This proxy statement and the documents to which the Company refers you and which the Company incorporates into this proxy statement by reference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company's current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company and its subsidiaries that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

         These forward-looking statements include statements with respect to the Company's vision, mission, strategies, goals, beliefs, plans, objectives, expectations, anticipations, estimates, intentions, financial condition, results of operations, future performance and business of the Company, including but not limited to, (i) projections of revenue, costs of raw materials, income or loss, earnings or loss per share, capital expenditures, growth prospects, dividends, the effects of currency fluctuations, capital structure and other financial items, (ii) statements of plans and objectives of the Company or its management or Board of Directors, including the introduction of new products, or estimates or predictions of actions of customers, suppliers, competitors or regulating authorities, (iii) statements of future economic performance, (iv) statements of assumptions and other statements about the Company or its business, and (v) statements preceded by, followed by or that include the words "may", "could", "should", "proforma," "looking forward," "would," "believe," "expect," "anticipate," "estimate," "intend," "plan," or the negative of such terms or similar expressions.

         These forward-looking statements involve risks and uncertainties, which are subject to change based on various important factors some of which, in whole or in part, are beyond the Company's control. The following factors, among others, could cause the Company's financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements: (1) the strength of the United States and global economies in general and the strength of the regional and local economies in which the Company conducts operations; (2) the effects of, and changes in, U.S. and foreign governmental trade, monetary and fiscal policies and laws; (3) the impact of domestic or foreign military or political conflicts and turmoil; (4) the timely development of competitive new products and services by the Company and the acceptance of such products and services by customers; (5) willingness of customers to substitute competitors' products and services and vice versa;
(6) the impact on operations of changes in U.S. and governmental laws and public policy, including environmental regulations; (7) the level of export sales impacted by export controls, changes in legal and regulatory requirements, policy changes affecting the markets, changes in tax laws and tariffs, exchange rate fluctuations, political and economic instability, and accounts receivable collection; (8) technological changes; (9) regulatory or judicial proceedings;
(10) the impact of any current or future litigation involving the Company; and
(11) the success of the Company at managing the risks involved in the foregoing.

         The Company cautions that the foregoing list of important factors is not exclusive.

         These and other factors may cause actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which the Company refers you and other statements made from time to time by the Company or its representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about the Company. The Company is not obligated to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise and does not undertake to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which the Company refers you and other statements made from time to time by the Company or its representatives, might not occur.

                               THE SPECIAL MEETING

General

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of the Company, of proxies in the accompanying form for use at the Special Meeting of shareholders to be held at 10:00 a.m. (Eastern
Time) on Thursday, April 24, 2003, at the Company's executive offices at 125 James Way, County Line Industrial Park, Southampton, Pennsylvania 18966 and at any adjournment or postponement thereof. This proxy statement and the accompanying form of proxy are being first sent or given to shareholders on or about March 31, 2003. In addition to the use of the mails, directors, officers and employees of the Company may solicit proxies personally or by telephone. The expense of soliciting proxies will be borne by the Company.

Voting and Revocation of Proxies

         When a proxy in the enclosed form is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted at the Special Meeting in accordance with the instructions marked thereon. The Board of Directors is not aware of any matters other than those that are described in this proxy statement that may be brought before the Special Meeting. However, signed proxies will be voted "FOR" or "AGAINST" any other matter that properly comes before the Special Meeting or any adjournment or postponement thereof, at the discretion of the persons named as proxyholders as provided in the SEC's rules and regulations. Any such proxy may be revoked at any time before its exercise by (i) executing and delivering a later dated proxy to the corporate secretary of the Company, (ii) giving written notice of revocation to the corporate secretary of the Company, or (iii) by voting in person at the Special Meeting. The mailing address of the Company is 125 James Way, County Line Industrial Park, Southampton, Pennsylvania 18966.

Voting Securities, Record Date and Required Vote

         Shareholders of record at the close of business on March 20, 2003 (the "Record Date"), are entitled to notice of, and to vote at, the Special Meeting. On the Record Date, the Company had outstanding 7,157,239 shares of common stock. Each issued share of common stock is entitled to one vote on all matters coming before the Special Meeting. The Lenfest Issuance will be ratified, adopted and approved if shares constituting a majority of the votes cast at the Special Meeting are voted in favor of the proposal.

Quorum and Adjournment

         The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the Special Meeting. Shares voted as abstentions on any matter will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. Consequently, abstentions and withheld votes have the same effect as a vote against the proposal. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting, but will not be considered as present and entitled to vote with respect to determining the approval of such matters. If a quorum is not present, the Special Meeting may be adjourned from time to time until a quorum is obtained.

                                    PROPOSAL

                          APPROVAL OF LENFEST ISSUANCE

         On February 19, 2003, the Company completed a transaction with PNC Bank and H.F. Lenfest, pursuant to which the Company received new financing in the aggregate amount of $29,800,000. The Company used a portion of the proceeds from the financing to satisfy its existing obligations to Wachovia Bank, the Company's former lender, and to permit PNC to issue a letter of credit as credit support for the Company's outstanding revenue bonds. The Company will use the remaining proceeds for working capital purposes, and general corporate purposes directly related to growth. These financings are collectively referred to as the Refinancing Transactions.

         In accordance with the terms of the senior subordinated convertible debt financing provided by Lenfest (the "Lenfest Financing"), the Company issued a convertible promissory note and warrants to Lenfest, and may be required to issue additional warrants to Lenfest in the future. Additionally, in connection with the Lenfest Financing, the Company issued warrants to ETC Asset Management, LLC ("EAM"), a holder of securities of the Company. The shares of common stock issuable upon full conversion of Lenfest's promissory note, upon exercise in full of Lenfest's warrants, and upon exercise in full of EAM's warrants, issued in connection with the Refinancing Transactions, will exceed 1,430,732 or 19.99% of the Company's issued and outstanding shares of common stock on February 19, 2003. Lenfest's warrants and EAM's warrants are exercisable for six years at an exercise price per share equal to the lesser of (i) $4.00 or (ii) two-thirds of the average daily high and low closing price of the common stock during the 25 day trading period immediately preceding the date of exercise (the "Market Price"). As of February 19, 2003, the closing market price of the Company's common stock was $6.05 per share. Because the exercise price per share of Lenfest's warrants and EAM's warrants is less than $6.05, the rules and regulations of AMEX require the Company to obtain shareholder approval prior to the issuance of shares of common stock in excess of the 1,430,732 shares. The Board of Directors of the Company is requesting that shareholders of the Company consider and vote on the Board of Directors' proposal to ratify, adopt and approve the issuance of shares of common stock in excess of the 1,430,732 or 19.99% of the currently issued and outstanding shares of common stock, in accordance with the terms of the Lenfest Financing and as more fully described below.

Background

         The Wachovia Facility

         The Company established a credit facility with Wachovia (formerly First Union National Bank) on March 27, 1997. The Wachovia facility consisted of a revolving line of credit in the maximum aggregate principal amount of $10,000,000. In connection with the Wachovia facility, Tandem Capital Corporation, a subsidiary of Sirrom Capital Corporation, provided subordinated financing to the Company in the aggregate amount of $6,500,000 in exchange for
(i) 12% subordinated debentures in the original principal amount of $4,000,000, with a detachable warrant to purchase 332,820 shares of common stock (the "Tandem Warrant"), and (ii) 25,000 shares of the Company's preferred stock at a purchase price of $100 per share. The shares of preferred stock were subsequently converted into shares of common stock.

         On January 11, 2000, the Company utilized $4,100,000 of the proceeds available under the Wachovia facility to repay all amounts due and owing by the Company to Tandem under Tandem's debentures. On February 25, 2000, the Company signed an amendment to its credit facility which increased the amount that it was eligible to borrow under the credit facility to $15,000,000. On March 15, 2000, the Company issued approximately $5,100,000 of taxable bonds. Net proceeds from these bonds were used to repay the initial $4,100,000 advance under the credit facility and to finance the construction of an addition to the Company's main plant located in Southampton, Pennsylvania. In January 2001, EAM acquired the Tandem Warrant from a successor in interest to Tandem and, as a result, the Company issued a new warrant in EAM's name in exchange for the Tandem Warrant, which the Company cancelled. EAM's 2001 warrant contains a provision that requires the Company to obtain the consent of EAM prior to any below "fair market value" issuance by the Company. If the Company were to be unable to obtain the consent of EAM, EAM would be entitled to receive, upon exercise of its 2001 warrant, a significant amount of additional shares of common stock, as determined in accordance with the terms of the 2001 warrant.

         The initial expiration date of the Wachovia facility was May 27, 1999. In mid-2001, Wachovia suggested that the Company needed additional capital to adequately fund its operations and that the Company should seek such additional capital from a source other than Wachovia. In late 2001, Wachovia notified the Company that it should find another bank to replace the existing credit facility. Subsequently, the Company and Wachovia entered into a number of amendments to the Wachovia credit agreement, which ultimately extended the term of the Wachovia facility to February 28, 2003. Prior to entering into certain of these amendments, Wachovia required that the Company pay an extension fee ranging up to $60,000. Due to the discussions with Wachovia, the Company began an extensive search to engage a lender that would provide financing to replace the Wachovia facility. To assist the Company during its search for new financing, the Company retained a regional investment banking firm. During July 2002, the Company began negotiating the terms of a refinancing of the Wachovia facility with PNC. During the negotiations, PNC informed the Company that PNC would require, as a condition to its providing financing to the Company, that the Company obtain subordinated financing of at least $10,000,000. Shortly thereafter, the Company began negotiating with an investor which had been introduced and recommended to the Company by the Company's investment banker. This investor agreed to provide the Company with $10,000,000 of subordinated financing in exchange for (i) a 12.5% promissory note in the original principal amount of $10,000,000 and (ii) warrants to purchase 12% of the issued and outstanding shares of common stock, on a fully diluted basis, at an exercise price of $0.05 per share. In addition, the terms of this proposed subordinated financing provided that if the Company did not achieve certain financial goals, the subordinated investor would receive warrants to purchase an additional 13% of the issued and outstanding shares of common stock, on a fully diluted basis, also at an exercise price of $0.05 per share. After extensive discussions, in December 2002, the Board of Directors of the Company rejected the proposed terms of the subordinated financing and authorized the officers of the Company to continue the search for a subordinated lender. Additionally, the Company and the investment banker ended their relationship.

         During this search process, the Company determined that, at November 22, 2002, it was in violation of one of its covenants under the Wachovia credit agreement, specifically the requirement to maintain a specified minimum funds flow ratio. This violation resulted from the impact of certain non-recurring costs, charges to earnings and the reclassification of long-term debt obligations as short-term debt obligations due to the pending expiration of the Wachovia facility and the fact that the Company did not have a firm financing proposal in place. Although the Company did not receive a waiver of this technical violation, Wachovia did not take any action against the Company upon receiving notification from the Company of the violation.

         During December 2002, the Company initiated discussions with Lenfest. These discussions resulted in Lenfest's agreement to provide subordinated financing to the Company in accordance with the terms and conditions set forth below, and PNC agreed to the terms and conditions agreed to by Lenfest.

         The Bonds Under The Wachovia Facility

         The Company has outstanding revenue bonds in the aggregate amount of approximately $5,100,000. The Company used the net proceeds from the bonds to repay a $4,100,000 advance taken by the Company under the Wachovia facility and to finance construction of an addition to the Company's main plant in Southampton, Pennsylvania. Wachovia Securities, Inc., in its capacity as remarketing agent, marketed the bonds to the public. In connection with the issuance of the bonds, Wachovia issued a $5,600,000 irrevocable direct pay letter of credit, which secured the Company's payment obligations on the bonds. The letter of credit was then secured by all of the assets of the Company and was scheduled to expire on March 15, 2005.

The Refinancing Transactions

         The PNC Facility

         On February 19, 2003, the Company established a senior credit facility with PNC. The PNC facility includes: (i) a revolving credit facility in the maximum aggregate principal amount of $12,000,000 to be used for the Company's working capital and general corporate purposes, including capital expenditures, with a sublimit for issuances of letters of credit in the maximum amount of $7,500,000, (ii) a cash collateralized line of credit facility in the aggregate amount of $2,800,000 for the issuance of standby and trade letters of credit, and (iii) a standby letter of credit in the amount of $5,025,410 as credit support for the Company's bonds.

         The terms of the revolving loan and the line of credit are set forth in a credit agreement between the Company and PNC. To evidence the Company's obligation to repay the revolving loan, the credit agreement required the Company to execute a promissory note in favor of PNC, in the maximum principal amount of $12,000,000. The promissory note matures on February 18, 2006. In addition, the PNC credit agreement provides for the issuance by PNC of letters of credit under the line of credit.

         The obligations of the Company to PNC under the PNC credit agreement are secured by (i) the grant of a first and prior security interest in all of the personal property of the Company, Entertainment Technology Corporation ("Entertainment") and ETC Delaware, Inc. ("ETC Delaware"), each a wholly-owned subsidiary of the Company, in favor of PNC; (ii) the Company's grant of a first and prior security interest in all of the Company's accounts, deposits and all other negotiable and non-negotiable instruments owned by the Company in favor of PNC; (iii) the Company's grant of a first and prior mortgage on all of the Company's real property in favor of PNC; and (iv) the Company's grant of a first and prior security interest in all of the Company's rights to (a) all of the shares of capital stock of each of Entertainment and ETC Delaware owned by the Company and (b) 65% of the shares of capital stock owned by the Company of each of its foreign subsidiaries in favor of PNC. In addition, the PNC credit agreement requires that Entertainment and ETC Delaware guarantee the Company's obligations under the PNC facility.

         The Bonds Under the PNC Facility

         The letter of credit issued by PNC that secures the Company's payment obligations under the bonds replaces the letter of credit previously issued by Wachovia on behalf of the Company for the same purpose. In connection with the issuance of the letter of credit by PNC, the terms of the trust indenture governing the bonds required the Company to remarket the bonds, and enter into a supplemental trust indenture, with Wachovia, as trustee and a remarketing agreement with Wachovia Securities. In addition, to secure the Company's payment obligations to PNC under the letter of credit, the Company entered into a reimbursement and security agreement with PNC.

         The Lenfest Financing

         On February 19, 2003, Lenfest provided $10,000,000 of senior subordinated convertible debt financing to the Company. The terms of the Lenfest Financing are set forth in a Convertible Note and Warrant Purchase Agreement between the Company and Lenfest. The senior subordinated convertible note issued to Lenfest accrues interest at the rate of 10% per annum and matures on February 18, 2009. The convertible note entitles Lenfest to convert all or part of the outstanding principal thereunder into shares of common stock at a conversion price of $6.05 per share. The convertible note permits the Company to defer its quarterly interest payments to Lenfest. If the Company chooses to defer an interest payment, the amount of interest deferred is added to the outstanding principal balance of the convertible note and accrues interest at the rate of 10% per annum. At his option, Lenfest may convert any deferred interest into shares of common stock.

         In connection with the Lenfest Financing, the Company issued to Lenfest warrants to purchase 803,048 shares of the common stock, representing 10% of the shares of common stock on a fully diluted, as converted basis. The warrants are exercisable for six years at an exercise price per share equal to the lesser of $4.00 or two-thirds of the average daily high and low closing price of the common stock during the 25 day trading period immediately preceding the date of exercise. In addition, if Lenfest converts his promissory note, the Company is required to issue additional warrants to Lenfest entitling Lenfest to purchase a number of shares of common stock equal to 10% of the shares of common stock issued upon conversion of the promissory note. Also, if the Company grants any of the 568,368 unissued stock options under its employee stock option plan, then the Company is required to issue additional warrants to Lenfest entitling Lenfest to purchase a number of shares of common stock equal to 10% of the shares of common stock issuable upon exercise of such granted stock options. The exercise price of Lenfest's warrants is automatically reduced to the lowest per share price paid for a share of common stock if any subsequent issuance of securities by the Company is at a price per share that is less than the exercise price of Lenfest's warrants. In addition, upon each adjustment of the exercise price, the number of shares of common stock issuable under the Lenfest warrants is adjusted accordingly.

         As a condition to the Lenfest Financing, the Company is required to register the resale of the shares of common stock issuable upon conversion of the convertible note and exercise of Lenfest's warrants. The registration rights agreement contains customary terms and conditions for agreements of such nature, including, the right of Lenfest to request during the term of the registration rights agreement (i) on up to four occasions, that shares of common stock held by him be registered for resale with the Commission on any registration statement available to the Company and (ii) on up to two occasions during any 12 month period, request that shares of common stock held by him be registered for resale with the Commission on Form S-3. In addition, Lenfest is entitled to have shares of common stock owned by him included in any registration statement filed by the Company at any time during the term of the registration rights agreement, subject to customary underwriters' cutbacks.

         The obligations of the Company to Lenfest are secured by (i) the grant of a security interest, subordinated solely to the security interest granted by the Company to PNC, and any other security interest that by its terms ranks senior to the security interest granted to Lenfest, in all personal property of the Company, Entertainment and ETC Delaware; and (ii) the Company's grant of a second mortgage on all of the Company's real property in favor of Lenfest. Entertainment and ETC Delaware each also guaranteed the Company's obligations to Lenfest.

         In addition, pursuant to the terms of the Lenfest Financing, the Company's Board of Directors approved the appointment of H.F. "Gerry" Lenfest, the President of The Lenfest Group, to the Board of Directors.

         A portion of the Lenfest Financing constitutes a below "fair market value" issuance by the Company, in accordance with the terms of EAM's 2001 warrant. As a result, the Company requested and EAM provided its consent to the transactions contemplated under the PNC credit agreement and the Lenfest Financing and thereby agreed to waive certain rights under its 2001 warrant. If the Company had not obtained such consent, EAM would have been entitled to receive a significant number of additional shares of common stock pursuant to the antidilution provisions set forth in the 2001 warrant. For example, based upon the current exercise price of $4.00 per share, upon full exercise of the Lenfest warrants, EAM would have been entitled to receive an additional 170,570 shares of common stock. In addition, if the exercise price of Lenfest's warrants is reduced due to a reduction of the Market Price or in accordance with the antidilution provisions contained in such warrants, then the number of additional shares of common stock issuable to EAM would have increased proportionately. Instead, the Company issued to EAM a new warrant to purchase an additional 105,000 shares of common stock in exchange for EAM's consent to the Lenfest Financing. The 105,000 shares of common stock issuable upon exercise of EAM's warrant are included in the listing application filed with AMEX. As a result, unlike Lenfest's warrants, EAM's new warrant does not limit EAM's ability to exercise the warrant in full and therefore the issuance of such shares of common stock does not require shareholder approval. Except for the foregoing and except for the potential reduction in the exercise price of Lenfest's warrants in the event shareholder approval is not obtained, EAM's new warrant has substantially the same terms as Lenfest's warrants.

Effect Upon Existing Holders of Common Stock

         Approval of this proposal will have a potentially dilutive effect on the shareholders of the Company. Such approval will permit the Company to satisfy its contractual obligations under the terms of its agreement with Lenfest. The listing of such additional shares, however, will permit Lenfest to convert his convertible note and exercise his warrants, into more shares of common stock and therefore in the future will result in an increase in the number of shares of common stock outstanding and eligible to be traded in the public markets.

         Except for additional warrants issued to Lenfest upon conversion of the principal amount of the convertible note resulting from deferred payments of interest, the maximum number of shares of common stock issuable upon conversion of the convertible note and exercise of all of Lenfest's warrants shall be 2,678,067.

American Stock Exchange Voting Requirements

         Shares of the Company's common stock are traded on AMEX. Section 713 of AMEX'S Listing Standards, Policies and Requirements requires shareholder approval of the issuance of securities convertible into common stock if such underlying common stock would be, upon issuance, equal to or in excess of 20% of the currently outstanding common stock before such issuance and would be issued at a price less than the greater of book or market value of the common stock. On February 25, 2003, the Company filed an application with AMEX to list 1,430,732 shares of common stock, which represents 19.99% of the issued and outstanding shares of common stock as of February 19, 2003. Upon the receipt of shareholder approval, the Company intends to file another application with AMEX to list the remaining shares issuable upon conversion of the convertible note and exercise of Lenfest's warrants.

         The Lenfest purchase agreement requires the Company to seek shareholder approval of the transaction with Lenfest, and accordingly the Company is doing so. Except for the rules and regulation of AMEX, shareholder approval is not otherwise required as a matter of Pennsylvania law or other applicable laws or rules.

Stockholders Voting Agreement

         Prior to completing the Lenfest Financing, certain shareholders holding shares of common stock representing more than 50% of the voting power of the issued and outstanding shares of common stock entitled to vote at the special meeting of shareholders entered into a stockholders voting agreement. William F. Mitchell, Chairman and President of the Company, Pete L. Stephens, M.D., a director of the Company, EAM, and Emerald Advisors, Inc., granted to Mr. Mitchell an irrevocable proxy to vote all shares of common stock held by him or it in favor of this proposal. Accordingly, these shareholders have the ability to ensure that this proposal is approved, ratified and adopted at the Special Meeting.

         To protect the Company from violating or defaulting on its obligations under the Lenfest purchase agreement, the convertible note and Lenfest's warrants contain a provision that precludes Lenfest, or any other holders of the convertible note and Lenfest's warrants, from converting the principal amounts under the convertible note, or exercising Lenfest's warrants, into more than 1,325,732 shares of common stock (which such amount represents 1,430,732 or 19.99% of the issued and outstanding shares of common stock as of February 19, 2003, less 105,000 shares of common stock issuable to EAM upon exercise in full of the its new warrant) prior to the Company obtaining shareholder approval.

Vote Required

         In the event this proposal is not approved by a vote of the shareholders, the exercise price of each Lenfest warrant will be reduced, from the current exercise price, which is the lesser of $4.00 or two-thirds of the Market Price, to the lesser of $2.00 or two-thirds of the Market Price.

         To approve this proposal, the affirmative vote of a majority of the votes cast at the Special Meeting is required.

Recommendations of the Board of Directors; Reasons for the Lenfest Issuance

         Based primarily on its consideration of the factors referred to below, the Board of Directors of the Company believes that this proposal, and the authorization of additional shares of common stock to be listed on the American Stock Exchange in connection therewith, is in the best interests of the Company and its shareholders.

         Among the factors considered by the Board of Directors in approving and recommending to the shareholders this proposal were (i) the Wachovia facility was scheduled to expire on February 28, 2003 and Wachovia had not offered the Company the opportunity to extend the credit facility, (ii) a short-term extension of the Wachovia facility would not meet the Company's long-term financial needs and would not have been made on terms more beneficial to the Company than the terms of the Refinancing Transactions, (iii) after an intensive year long search by the Company, the Board of Directors believes that the terms of the Lenfest Financing should have a more positive impact on the financial condition of the Company and its prospects than the terms of any other proposed subordinated financing presented to the Company during its search, (iv) the Company could not complete the Refinancing Transactions, including the Lenfest Financing, without completing the Lenfest Issuance, (v) the terms of the Lenfest purchase agreement require the Company to list the shares of common stock issuable upon conversion of the note and exercise of the warrants on the AMEX,
(vi) without shareholder approval the exercise price of Lenfest's warrants will be reduced, which would result, upon exercise of Lenfest's warrants, in a reduction of cash received by the Company and (vii) a conversion of the promissory note, in whole or in part, into shares of common stock rather than repayment of the principal amount of the promissory note at its maturity date will provide the Company with flexibility with regards to funding its working capital requirements, and is in the Company's best interest.

         THE BOARD OF DIRECTORS, AFTER REVIEWING THE FINANCIAL POSITION AND RESULTS OF OPERATIONS OF THE COMPANY DETERMINED THAT THE LENFEST FINANCING AND THIS PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. TO APPROVE THIS PROPOSAL, THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE SPECIAL MEETING IS REQUIRED.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL.

                                VOTING AGREEMENTS

         The following description is a summary of the material provisions of a stockholders voting agreement which certain of the Company's stockholders entered into in connection with the Lenfest Financing. The stockholders voting agreement is attached as Exhibit 9.1 to the Current Report on 8-K which the Company filed with the Commission on February 25, 2003.

General

         In connection with the Lenfest Financing, William F. Mitchell, Chairman and Chief Executive Officer of the Company, Pete L. Stephens, M.D., a director of the Company, Emerald Advisors, Inc., and ETC Asset Management, LLC entered into a stockholders voting agreement with Lenfest on February 18, 2003. These four shareholders agreed, among other things, to vote shares of common stock controlled by them in favor of the Lenfest Issuance. As of February 19, 2003 and the record date, these shareholders collectively had the right to vote an aggregate of 3,813,748 shares of the Company's common stock, which represented, as of such dates, approximately 53.3% of the total issued and outstanding shares of common stock entitled to vote at the Special Meeting.

Voting And Proxies

         The stockholders voting agreement provides that the shareholder parties thereto shall vote the shares of common stock controlled by each them in favor of the Lenfest Issuance at any meeting of the Company's shareholders (or at any adjournment thereof) called to approve and adopt the Lenfest Issuance. Pursuant to the terms of the stockholders voting agreement, each such shareholder granted an irrevocable proxy to Mr. Mitchell for the sole purpose of voting in favor of the Lenfest Issuance. The grant by each such shareholder of the irrevocable proxy remains in effect until the earlier of (i) June 18, 2003, the date by which shareholder approval is required to be obtained; and (ii) the day immediately following the date of a special meeting of shareholders held for the purpose of approving the Lenfest Issuance, or any adjournment thereof.

Prohibited Actions

         Each shareholder who signed the stockholders voting agreement also agreed not to enter into any other voting arrangement, or grant a proxy or power of attorney with respect to the Company's common stock held by them or to take any other action that would be inconsistent with their obligations under the stockholders voting agreement. In addition, except for limited exceptions, each shareholder agreed not to sell, assign, encumber or otherwise dispose of shares of common stock held by him or it during the term of the stockholders voting agreement.

               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

Principal Shareholders

         The following table sets forth information, as of March 20, 2003, as to beneficial owners, either directly or indirectly, of 5% or more of the outstanding shares of common stock.

Name and Address of                 Amount and Nature of          Percent of
Beneficial Owner                   Beneficial Ownership(1)      Common Stock
----------------                   -----------------------      ------------

William F. Mitchell (2)                     3,813,748               53.3%
c/o Environmental Tectonics
  Corporation
123 James Way
County Line Industrial Park
Southampton, PA 18966

Pete L. Stephens, M.D. (3)                 682,600(4)                9.5%
31 Ribaut Drive
Hilton Head Island, SC 29926

ETC Asset Management, LLC                1,079,020(5)               14.2%
50 Midtown Park East
Mobile, AL 36606

Emerald Advisors, Inc.                   1,461,240(6)               20.4%
1703 Oregon Pike
Suite 101
Lancaster, PA 17601

H.F. Lenfest (3)                         1,325,732(7)               15.6%
c/o The Lenfest Group
1332 Enterprise Drive
West Chester, PA 19380
---------------------

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2) Chairman of the Board, President and Director of the Company. Shares of common stock include 155,200 shares held by Mr. Mitchell's wife. Shares of common stock also include shares of common stock for which Mr. Mitchell holds an irrevocable proxy, which he received, from Dr. Stephens (682,600 shares), EAM (641,200 shares), and Emerald Advisors, Inc. (865,550 shares) pursuant to the terms of a stockholders voting agreement, which the parties entered into as of February 19, 2003, and which expires on the earlier of June 18, 2003, the date by which shareholder approval is required to be obtained; and (ii) the day immediately following the date of a special meeting of shareholders held for the purpose of approving the Lenfest Issuance, or any adjournment thereof.

(3)  Director of the Company.

(4) Includes 292,770 shares of common stock held by or for the benefit of Dr. Stephens' wife and two of his children.

(5) Includes 500,000 shares of common stock, and 437,820 shares of common stock underlying a presently exercisable warrant to purchase shares of common stock owned by EAM, of which T. Todd Martin, III is manager. Also includes 76,000 shares of common stock owned by Mr. Martin, 26,900 shares owned by Allied Williams Co., Inc., a corporation of which Mr. Martin is an officer and director, 17,000 shares owned by Equity Management, LLC, a limited liability company of which Mr. Martin is Manager, 14,300 shares owned by Mr. Martin jointly with his spouse, and 7,000 shares owned by trusts of which Mr. Martin is trustee.

(6) As reported in a Schedule 13D filed on March 5, 2003, Emerald Advisors, Inc. has shared voting power with respect to 865,550 shares of common stock and sole dispositive power over 1,461,240 shares of common stock.

(7) These shares consist of 1,325,732 shares of common stock issuable upon conversion of a promissory note in the principal amount of $10,000,000 and exercise of warrants to purchase shares of common stock. The 1,325,732 shares represents 1,430,732 or 19.99% of the issued and outstanding shares of common stock on February 19, 2003, less 105,000 shares issuable to EAM upon exercise of a warrant issued by the Company to ETC Asset Management. Upon shareholder approval at the Special Meeting of the Lenfest Issuance, the Company will be obligated to issue up to 1,352,335 additional shares of common stock if Lenfest fully converts the promissory note and exercises his warrants.

Security Ownership of Management

         The following table sets forth, as of March 20, 2003, the number of shares and percentage of the Company's Common Stock owned beneficially by each director and each named executive officer set forth in the Summary Compensation Table. The table also sets forth the holdings of all directors and executive officers as a group.


Name and Address of                 Amount and Nature of          Percent of
Beneficial Owner                   Beneficial Ownership(1)      Common Stock
----------------                   -----------------------      ------------

William F. Mitchell (2)                  3,813,748                   53.3%
c/o Environmental Tectonics
    Corporation
123 James Way
County Line Industrial Park
Southampton, PA 18966

Pete L. Stephens, M.D. (3)                 682,600(4)                 9.5%
31 Ribaut Drive
Hilton Head Island, SC 29926

Richard E. McAdams (3)                      51,307(5)                   *
c/o Environmental Tectonics
    Corporation
County Line Industrial Park
Southampton, PA 18966

Howard W. Kelley (3)                           685                      *
c/o Sally Corporation
745 West Forsyth Street
Jacksonville, FL 32204

H.F. Lenfest (3)                         1,325,732(6)                15.6%
c/o The Lenfest Group
1332 Enterprise Drive
West Chester, PA 19380

George K. Anderson, MD, MPH (3)                  0                      *
8034 Kidwell Hill Court
Vienna, VA 22182

All directors and executive              5,191,472(7)                60.9%
    officers as a group
    (6 persons)

-------------------
*    less than 1%

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Company's Common Stock beneficially owned by them.

(2) Chairman of the Board, President and Director of the Company. Shares of Common Stock include 155,200 shares held by Mr. Mitchell's wife. Shares of common stock also include shares of common stock for which Mr. Mitchell holds an irrevocable proxy, which he received, from Dr. Stephens (682,600 shares), EAM (641,200 shares), and Emerald Advisors, Inc. (865,550 shares) pursuant to the terms of a stockholders voting agreement, which the parties entered into as of February 19, 2003 and which expires on the earlier of
     (i) June 18, 2003, the date by which shareholder approval is required to be obtained; and (ii) the day immediately following the date of a special meeting of shareholders held for the purpose of approving the Lenfest Issuance, or any adjournment thereof.

(3)  Director of the Company.

(4) Includes 292,770 shares of common stock held by or for the benefit of Dr. Stephens' wife and two of his children.

(5) Includes options to purchase 36,550 shares of common stock issuable under the Company's Incentive Stock Option Plan that are presently exercisable.

(6) These shares consist of 1,325,732 shares of common stock issuable upon conversion of a promissory note in the principal amount of $10,000,000 and exercise of warrants to purchase shares of common stock. The 1,325,732 shares represents 1,430,732 or 19.99% of the issued and outstanding shares of common stock on February 19, 2003, less 105,000 shares issuable to ETC Asset Management, LLC upon exercise of a warrant issued by the Company to EAM. Upon shareholder approval at the Special Meeting of the Lenfest Issuance, the Company will be obligated to issue up to 1,352,335 additional shares of common stock if Lenfest fully converts the promissory note and exercises his warrants.

 (7) Includes 36,550 shares of common stock which may be acquired by Director McAdams upon the exercise of options granted under the Company's Incentive Stock Option Plan that are presently exercisable, and 1,325,732 shares of common stock which may be acquired by H.F. Lenfest upon conversion of a promissory note in the principal amount of $10,000,000 that is presently convertible and the exercise of warrants to purchase shares of common stock which are presently exercisable.

                       SHAREHOLDER PROPOSALS FOR THE NEXT
                                 ANNUAL MEETING

         The Company's 2003 Annual Meeting of shareholders will be held on or about August 29, 2003.

         Proposals, which shareholders desire to have included in the Proxy Statement for the 2003 Annual Meeting of shareholders, must be received at the Company's executive offices, County Line Industrial Park, Southampton, Pennsylvania 18966 on or before April 9, 2003.

                                  OTHER MATTERS

         The Company knows of no other business, which will be presented for consideration at the Special Meeting. However, if other matters come before the Special Meeting, it is the intention of the proxyholders to vote upon such matters as they, in their discretion, may determine.


                                          By Order of the Board of Directors

                                          ANN M. ALLEN, Secretary

                       ENVIRONMENTAL TECTONICS CORPORATION

                  SPECIAL MEETING TO BE HELD ON APRIL 24, 2003
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, revoking all prior proxies, hereby appoints William F. Mitchell, with full power of substitution, as the undersigned's proxy to vote at the Special Meeting of Shareholders called for April 24, 2003 and at any adjournment or postponement thereof:

         Please mark your [X] votes as in this example.

         1 Proposal to ratify, adopt and approve the issuance by the Company of shares of common stock in excess of 1,430,732, or 19.99% of the issued and outstanding shares of common stock of the Company on February 19, 2003, a portion of which will be at a price per share that is less than $6.05, which was the market value of the common stock on February 19, 2003. The shares of common stock are issuable upon conversion of a convertible note and upon exercise of warrants issued or to be issued by the Company to H.F. Lenfest.

                   |_| FOR             |_| AGAINST            |_| ABSTAIN

         2. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

                   |_| FOR             |_| AGAINST            |_| ABSTAIN

         This proxy, when properly executed, will be voted in the manner directed and designated herein by the undersigned shareholder. In the absence of designation, this Proxy will be voted "FOR" the Lenfest Issuance.

         I plan to attend the Special Meeting on April 24, 2003 [  ]

         In Witness Whereof, the Undersigned has set his hand and seal.




__________________________________ (SEAL)
Shareholder's Signature



__________________________________ (SEAL)
Shareholder's Signature


Dated:                             , 2003
      ----------------------------



NOTE: Please sign exactly as name appears herein. When signing as attorney, executor, administrator, trustee, guardian, etc. please give full title as such.